FEDERATED U.S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

Institutional Shares
Institutional Service Shares
Supplement to Prospectuses dated April 30, 1997

[GRAPHIC OMITTED]

        Cusip 31428S107
        Cusip 31428S206
        G01618-03 (10/97)
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In the sub-section entitled "Adviser's Background," which begins on page 5 of the respective prospectuses, please delete the fourth paragraph and replace it with the following:

     "Donald T. Ellenberger has been the Trust's portfolio manager since October 1997. Mr. Ellenberger joined Federated in 1996 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Trust's adviser since March 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University."



                                                                October 30, 1997